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                                                                   EXHIBIT 99.10



February 2001


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1998-A

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, National Association, ("First USA"), as Transferor and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1998-A Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month. The information that is required to be prepared with respect to the March 15, 2001, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performace of the Trust during the February 2001, Monthly Period (referred to herein as the "Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders, per $1,000 original certificate principal amount.

     (1)  The total amount of the distribution to Class A
          Certificateholders, per $1,000 original certificate        $4.4479167
          principal amount

     (2)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates,
          per $1,000 original certificate principal amount           $4.4479167

     (3)  The amount of the distribution set forth in paragraph
          1 above in respect of principal of the Class A
          Certificates, per $1,000 original certificate principal
          amount                                                     $0.0000000

B)   Class A Investor Charge Offs and Reimbursement of Charge Offs

     (1)  The amount of Class A Investor Charge Offs                 $0.0000000

     (2)  The amount of Class A Investor Charge Offs
          set forth in paragraph 1 above, per $1,000                 $0.0000000
          original certificate principal amount

     (3)  The total amount reimbursed in respect of Class A
          Investor Charge Offs                                       $0.0000000
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     (4)  The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount               $0.0000000

     (5)  The amount, if any, by which the outstanding
          principal balance of the Class A Certificates exceeds
          the Class A Invested Amount after giving effect to
          all transactions on such Distribution Date                 $0.0000000

C) Information Regarding Distributions to the Class B Certificateholders, per $1,000 original certificate principal amount

     (1)  The total amount of the distribution to Class B
          Certificateholders, per $1,000 original certificate
          principal amount                                           $4.6423611

     (2)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates,
          per $1,000 original certificate principal amount           $4.6423611

     (3)  The amount of the distribution set forth in paragraph 1 above in respect of principal on the Class B Certificates,
          per $1,000 original certificate principal amount           $0.0000000

D)   Class B Investor Charge Offs and Reimbursement of Charge Offs

     (1)  The amount of Class B Investor Charge Offs                 $0.0000000

     (2)  The amount of Class B Investors Charge Offs
          set forth in paragraph 1 above, per $1,000
          original certificate principal amount                      $0.0000000

     (3)  The total amount reimbursed in respect of Class B
          Investor Charge Offs                                       $0.0000000

     (4)  The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount               $0.0000000

     (5)  The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after
          giving effect to all transactions on such
          Distribution Date                                          $0.0000000



                                     First USA Bank, National Association
                                     as Servicer

                                     By  /s/ Tracie Klein
                                        ----------------------------------
                                        Tracie H. Klein
                                        First Vice President